Exhibit 10.1

Agreement

Party A: Tianjin Yulong Labor Service Co. Ltd.

Party B: Tianjing Zhongjin Biological Development Co. Ltd.

Whereas, Party A has the advantage in its product market planning, the two parties reach the following agreement through friendly consultation on issues in connection with product market planning service  provided by Party A for Party B’s product, Jinshi Zhiguling.

1. Party A will provide Party B with product market planning for Party B’s product, Jinshi Zhiguling for the year 2007;

2. Party B intends to pay Party A a total of 4.572 million RMB yuan of service fee in installment according to progress of the project;

3. Party A and Party B shall carry out their respective responsibilities strictly to ensure the success of the project;

4. This agreement becomes effective on the day upon signature of the two parties;

5. This agreement has two copies, each party keeps one copy, the two copies shall have the same legal effect.

Party A: Tianjin Yulong Labor Service Co. Ltd.

Representative: _____________

 date:________

Party B: Tianjing Zhongjin Biological Development Co. Ltd.

Representative: _____________

 date:________

Mar. 10th, 2007